Virtus Capital Growth Series,

a Series of Virtus Variable Insurance Trust

Supplement dated November 29, 2011 to the Summary and

Statutory Prospectuses dated May 1, 2011, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

This supplement describes a number of modifications affecting the Virtus Capital Growth Series (the “Series”). These changes are described more fully below.

The Series’ portfolio management strategies have been modified. Accordingly, the disclosure under Principal Investment Strategies on page 2 of the Series’ summary prospectus and page 1 of the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Series invests in a select group of large-cap growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

Under normal conditions, the Series invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Growth Index. Generally, the Series invests in approximately 30 – 40 securities at any given time.

Additionally, the first five paragraphs of disclosure under More About Principal Investment Strategies on page 4 of the Series’ statutory prospectus are hereby replaced with the following:

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of September 30, 2011, the market capitalization range of companies included in the Russell 1000® Growth Index was $579 million to $353.5 billion. The Series’ policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the Series invests in approximately 30 – 40 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

The disclosure under “Portfolio Manager” on page 3 of the Series’ summary prospectus is hereby renamed “Portfolio Managers” and replaced in its entirety with the following:

•	Doug Foreman, CFA, Director of Equities at Kayne, is a co-manager of the Series. Mr. Foreman has been Portfolio Manager since November 2011.

•	Gregory Toppe, CFA, is a co-manager of the Series. Mr. Toppe has been Portfolio Manager since November 2011.

The disclosure under “Portfolio Management” on page 6 of the Series’ statutory prospectus is hereby replaced in its entirety with the following:

Doug Foreman, CFA, is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Foreman is Director of Equities, playing a leadership role in Kayne’s equity investment operations. Before joining Kayne in 2011, he was director of equities at HighMark Capital

Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW)(1994 – 2006).

Gregory Toppe, CFA, is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Toppe is a Portfolio Manager and Senior Research Analyst at Kayne, with primary research responsibilities for the small and mid-capitalization materials and processing, producer durables, and technology sectors. Before joining Kayne in 2008, he was an equity analyst at Mt. Eden Investment Advisors (2006 to 2008). Prior to that, he was a research analyst and portfolio specialist at Fisher Investments (2000 to 2004) and earned an MBA from the University of Wisconsin (2004 to 2006).

All other disclosure concerning the Series, including fees and expenses, remains unchanged from its prospectuses dated May 1, 2011, as supplemented and revised.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT CapGrowth Strat&PMChanges (11/2011)